CONSENT OF INDEPENDENT AUDITORS

The Trustees and Shareholders
Evergreen Investment Trust

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the prospectus/proxy statement.

                                        KPMG Peat Marwick LLP

Boston, Massachusetts
May 23, 1997